UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 2023 (November 15, 2023)

Insperity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
19001 Crescent Springs Drive
Kingwood, Texas 77339
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 358-8986

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	NSP	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2023, the Board of Directors of Insperity, Inc. (the “Company”) further amended and restated the Company’s Amended and Restated Bylaws (as so amended, the “Bylaws”) to
•incorporate and update certain procedural mechanics and disclosure requirements for director nominations by stockholders in connection with the effectiveness of the Securities and Exchange Commission’s “universal proxy” rules set forth in Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), including by providing that:
◦any stockholder soliciting proxies comply with Rule 14a-9 and other applicable securities laws; make additional representations regarding the intentions of the nominating stockholder to solicit proxies; certify compliance with applicable laws in connection with the acquisition of shares of stock of the Company and its activities as a stockholder; provide the Company with reasonable evidence that it has complied with the requirements of Rule 14a-19 and the Bylaws five business days prior to the applicable stockholders meeting; and use a proxy card color other than white; and
◦if any stockholder submitting a nomination fails to comply with the requirements of Rule 14a-19 or the Bylaws, the Company shall disregard any proxies or votes solicited for the proposed nominee; and
•adopt other technical, clarifying and conforming changes that are responsive to certain changes that have been made to the Delaware General Corporation Law (“DGCL”), as well as current prevailing corporate governance practices, including:
◦changes conforming to DGCL Section 219 to no longer require that stockholder lists be available during stockholder meetings and allowing such lists to be made available electronically;
◦explicitly permitting stockholders meetings to be conducted using remote communications; and
◦updating notice requirements for the adjournment of any meeting of stockholders;

The above summary is qualified in its entirety by the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

3.1	—	Amended and Restated Bylaws of Insperity, Inc. dated November 15, 2023.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:	/s/ Daniel D. Herink
Daniel D. Herink
Executive Vice President, Legal, General Counsel & Secretary

Date: November 17, 2023